Exhibit 10.28

U.S. RARE EARTHS, INC.

RESTRICTED STOCK AWARD AGREEMENT

THIS AGREEMENT is made as of December 30, 2013 at Plano, Texas, between U.S. Rare Earths, Inc., a Nevada corporation (the “Company”), and  Reagan Horton (the “Director”).

WHEREAS the Director is a director of the Company, and the Director’s continued participation is considered by the Company to be important for the Company’s continued growth; and

WHEREAS in order to give the Director an incentive for the Director to participate in the affairs of the Company, the Company has agreed to award the Director shares of its Common Stock as set forth in this Restricted Stock Award Agreement (the “Agreement”).

THEREFORE, the parties agree as follows:

1.           Sale of Stock. The Company hereby agrees to grant to the Director and the Director hereby agrees to accept 250,000 shares of the Company’s Common Stock (the “Shares”).

2.           Repurchase Option.

(a)           In the event the Director ceases to be an employee, officer, director or consultant of or to the Company (any such position constituting a “Service Provider”) for any reason, except the termination of Director’s position by the Company, or no reason (including death or disability) before all of the Shares are released from the Company’s repurchase option (see Section 3), the Company shall, upon the date of such termination (as reasonably fixed and determined by the Company) have an irrevocable, exclusive option for a period of sixty (60) days from such date to repurchase up to that number of shares which constitute the Unreleased Shares (as defined in Section 4) at a repurchase price equal to $0.00001 per share (the “Repurchase Price”). Said option shall be exercised by the Company by delivering written notice to the Director or the Director’s executor (with a copy to the Escrow Holder (as defined in Section 6)) AND, at the Company’s option, by delivering to the Director or the Director’s executor a check in the amount of the aggregate Repurchase Price. Upon delivery of such notice and the payment of the aggregate Repurchase Price in any of the ways described above, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company.

(b)          Whenever the Company shall have the right to repurchase Shares hereunder, the Company may designate and assign one or more employees, officers, directors of the Company or other persons or organizations to exercise all or a part of the Company’s purchase rights under this Agreement and purchase all or a part of such Shares.

4.           Release of Shares From Repurchase Option.

(a)          25% of the Shares shall be released from the Company’s repurchase option one year after the date of this Agreement, 25% of the Shares shall be released from the Company’s repurchase option two years after the date of this Agreement, 25% of the Shares shall be released from the Company’s repurchase option three years after the date of this Agreement, and the remaining 25% of the Shares shall be released from the repurchase option four years after such date, subject to Director continuing to be a Service Provider on such dates.

(b)            In the event of a “Change of Control” of the Company, all of the Shares shall be released from the Company’s repurchase option, unless the transaction constituting a Change in Control includes an exchange of Shares for Shares of another company and the Company assigns and such other Company assumes this Agreement.  For this purpose, a “Change of Control” is defined as:

(i)
Any “person,” as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (other than a group consisting of the Company’s shareholders as of the date of the Closing and their Parents and Subsidiaries) becomes the “beneficial owner” (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities; or

(ii)
The consummation of a merger, consolidation, reorganization, sale of stock or similar transaction in which the shareholders of the Company before such transaction (and their Parents and Subsidiaries) own less than 50% of the voting stock or voting power of the surviving entity immediately after such transaction; or

(iii)	The consummation of the sale or disposition of all or substantially all of the Company’s assets.

(c)            Any of the Shares which have not yet been released from the Company’s repurchase option are referred to herein as “Unreleased Shares.”

(d)            The Shares which have been released from the Company’s repurchase option shall be delivered to the Director at the Director’s request (see Section 6).

5.           Restriction on Transfer. Except for the escrow described in Section 6 or transfer of the Shares to the Company or its assignees contemplated by this Agreement, none of the Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until the release of such Shares from the Company’s repurchase option in accordance with the provisions of this Agreement, other than by will or the laws of descent and distribution.

6.           Escrow of Shares.

(a)            To ensure the availability for delivery of the Director’s Unreleased Shares upon repurchase by the Company pursuant to the Company’s repurchase option under Section 3 above, the Director shall, upon execution of this Agreement, deliver and deposit with Manhattan Transfer Registrar Company (the “Escrow Holder”) the share certificates representing the Unreleased Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit A-1. The Unreleased Shares and stock assignment shall be held by the Escrow Holder, pursuant to the Joint Escrow Instructions of the Company and Director attached as Exhibit A-2 hereto, until such time as the Company’s repurchase option expires. As a further condition to the Company’s obligations under this Agreement, the spouse of Director, if any, shall execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit A-3.

(b)            The Escrow Holder shall not be liable for any act it may do or omit to do with respect to holding the Unreleased Shares in escrow and while acting in good faith and in the exercise of its judgment.

(c)            If the Company or any assignee exercises its repurchase option hereunder, the Escrow Holder, upon receipt of written notice of such option exercise from the proposed transferee, shall take all steps necessary to accomplish such transfer.

(d)            When the repurchase option has been exercised or expires unexercised or a portion of the Shares has been released from such repurchase option, upon Director’s request the Escrow Holder shall promptly cause a new certificate to be issued for such released Shares and shall deliver such certificate to the Company or the Director, as the case may be.

(e)            Subject to the terms hereof, the Director shall have all the rights of a shareholder with respect to such Shares while they are held in escrow, including without limitation, the right to vote the Shares and receive any cash dividends declared thereon. If, from time to time during the term of the Company’s repurchase option, there is (i) any stock dividend, stock split or other change in the Shares, or (ii) any merger or sale of all or substantially all of the assets or other acquisition of the Company, any and all new, substituted or additional securities to which the Director is entitled by reason of the Director’s ownership of the Shares shall be immediately subject to this escrow, deposited with the Escrow Holder and included thereafter as “Shares” for purposes of this Agreement and the Company’s repurchase option.

7.           Legends.

(a)            The Shares are being issued to the Director in reliance on certain exemptions from the registration requirements of state and federal securities laws, and as a condition of the Company granting the Shares to the Director the Director will execute and deliver to the Company the Investor Representation Statement in the form annexed hereto as Exhibit B.

(b)            Director understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by applicable state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH, THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, INCLUDING A REPURCHASE OPTION HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE RESTRICTED STOCK PURCHASE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS, RIGHT OF FIRST REFUSAL AND REPURCHASE OPTION ARE BINDING ON TRANSFEREES OF THESE SHARES.

(c)            Stop-Transfer Notices. Director agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(d)            Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any Director or other transferee to whom such Shares shall have been so transferred.

8.           Adjustment for Stock Split. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement or the proportionate amount of another issuer’s shares that have been exchanged in a transaction constituting a Change in Control.

9.           Tax Consequences. The Director has reviewed with the Director’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Director is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Director understands that the Director (and not the Company) shall be responsible for the Director’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. The Director understands that Section 83 of the Internal Revenue Code of 1986, as amended (the “Code”), taxes as ordinary income the difference between the purchase price for the Shares and the Fair Market Value of the Shares as of the date any restrictions on the Shares lapse. In this context, “restriction” includes the right of the Company to buy back the Shares pursuant to its repurchase option. The Director understands that the Director may elect to be taxed at the time the Shares are purchased rather than when and as the Company’s repurchase option expires by filing an election under Section 83(b) of the Code with the I.R.S. within thirty (30) days from the date of purchase. The form for making this election is attached as Exhibit A-5 hereto.  In connection with such decisions, the Company will make available to the Director and the Director’s tax advisor, in each case on a confidential basis, the most recent final report of experts determining the fair market value of the Company nearest the date of this Agreement.

THE DIRECTOR ACKNOWLEDGES THAT IT IS THE DIRECTOR’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF THE DIRECTOR REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE DIRECTOR’S BEHALF.

10.           General Provisions.

(a)           This Agreement shall be governed by the laws of the State of Texas. This Agreement represents the entire agreement between the parties with respect to the purchase of Common Stock by the Director.

(b)           Any notice, demand or request required or permitted to be given by either the Company or the Director pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

(c)           The rights and benefits of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of the Director under this Agreement may only be assigned with the prior written consent of the Company.

(d)           Either party’s failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.

(e)           The Director agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

(f)           DIRECTOR ACKNOWLEDGES AND AGREES THAT THE RELEASE OF SHARES FROM THE REPURCHASE OPTION OF THE COMPANY PURSUANT TO SECTION 3 HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED OR PURCHASING SHARES HEREUNDER). DIRECTOR FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH DIRECTOR’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE DIRECTOR’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

By Director’s signature below, Director represents that he is familiar with the terms and provisions of this Agreement and hereby accepts this Agreement subject to all of the terms and provisions thereof Director has reviewed this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Director agrees to accept as binding, conclusive and final all decisions or interpretations of the Company upon any questions arising under this Agreement. Director further agrees to notify the Company upon any change in the residence indicated in below.

DIRECTOR	U.S. RARE EARTHS, INC.

/s/ Reagan Horton	/s/ Kevin Cassidy
Signature	Signature

Reagan Horton	Kevin Cassidy
Printed Name	Printed Name

CEO
Title

Address of Director

ESCROW HOLDER

Manhattan Transfer Registrar Company

/s/ John Ahern
Signature

John Ahern
Printed Name

Title

EXHIBIT A-1

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED I,                                                                              , hereby sell, assign and transfer unto _______________ ( ) shares of the Common Stock of U.S. Rare Earths, Inc. standing in my name of the books of said corporation represented by Certificate No. ___________ herewith and do hereby irrevocably constitute and appoint _________________________ to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

This Stock Assignment may be used only in accordance with the Restricted Stock Purchase Agreement between said corporation and the undersigned dated December ______, 2013.

Dated:                                         , 20__

Signature:

INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its “repurchase option,” as set forth in the Agreement, without requiring additional signatures on the part of the Director.

EXHIBIT A-2

JOINT ESCROW INSTRUCTIONS

____________________, 20__

Manhattan Transfer Registrar Company
57 Eastwood Road
Miller Place, NY 11764
Attention: John Ahearn

Dear Mr. Ahearn:

As Escrow Agent for both U.S. RARE EARTHS, INC., a Nevada corporation (the “Company”), and the undersigned (the “Director”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Award Agreement (“Agreement”) between the Company and the undersigned, in accordance with the following instructions:

1.           In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the “Company”) exercises the Company’s repurchase option set forth in the Agreement, the Company shall give to Director and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Director and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

2.           At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company’s repurchase option.

3.           Director irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement Director does hereby irrevocably constitute and appoint you as Director’s attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of; the securities. Subject to the provisions of this paragraph 3, Director shall exercise all rights and privileges of the Company while the stock is held by you.

4.           Upon written request of the Director, but no more than once per calendar year, unless the Company’s repurchase option has been exercised, you will deliver to Director a certificate or certificates representing so many shares of stock as are not then subject to the Company’s repurchase option. Within ninety (90) days after cessation of Director’s continuous employment by or services to the Company, or any parent or subsidiary of the Company, you will deliver to Director a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company’s repurchase option.

5.           If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Director, you shall deliver all of the same to Director and shall be discharged of all further obligations hereunder.

6.           Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

7.           You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Director while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

8.           You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

9.           You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

10.           You shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

11.           You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or f you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to an one all or any part o said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten (10) days’ advance written notice to each of the other parties hereto.

COMPANY:                          U.S. Rare Earths, Inc.
5600 Tennyson Parkway, Suite 190
Plano, Texas 75024
Attention:  Chief Financial Officer

DIRECTOR:                           Reagan Horton

ESCROW AGENT:	Manhattan Transfer Registrar Company
57 Eastwood Road
Miller Place, NY 11764
Attention: John Ahearn

16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

18. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas.

Very truly yours,

U.S. RARE EARTHS, INC.

By:

Title: CEO
Director:	Escrow Agent

Manhattan Transfer Registrar Company

(Signature)	(Signature)

(Typed or Printed Name)	(Typed or Printed Name)

EXHIBIT A-4

CONSENT OF SPOUSE

I,                                                     spouse of__________________________ have read and approve the foregoing Agreement. In consideration of granting of the right to my spouse to receive shares of U.S. Rare Earths, Inc., as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated:                                ,2013                                           Signed:

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

DIRECTOR: REAGAN HORTON

COMPANY: U.S. RARE EARTHS, INC.

SECURITY: COMMON STOCK

AMOUNT: 250,000 Shares

DATE:  December 30, 2013

In connection with the grant of the above Securities (exercising a “Stock Purchase Right”), the undersigned Director represents to the Company the following:

(a)           Director is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Director is acquiring these Securities for investment for Director’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b)           Director acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Director’s investment intent as expressed herein. In this connection, Director understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Director’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one (1) year or any other fixed period in the future. Director further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Director further acknowledges and understands that the Company is under no obligation to register the Securities. Director understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, and any other legend required under applicable state securities laws.

(c)           Director is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Stock Purchase Right to the Director, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1)(A) the Securities being held and the full purchase price paid not less that six months before such resale but only if certain public information about the Company is available or (B) the Securities being held and the full purchase price paid not less that one year before such resale; and, in the case of an affiliate, (A) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934), (B) certain public information about the Company is available, (3) the amount of Securities being sold during any three (C) month period not exceeding the limitations specified in Rule 144, and (D) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Stock Purchase Right, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one (1) year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

(d)           Director hereby agrees that if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act, Director shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall only apply to the first registration statement of the Company to become effective under the Securities Act which include securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such 180-day period.

(e)           Director further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Director understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of Director:

Date: December 30, 2013